UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2006

OPTICAL CABLE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA	24019
(Address of principal executive offices)	(Zip Code)

(540) 265-0690

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 9.01 Financial Statements and Exhibits

Signatures

Exhibit

Item 1.01 Entry Into a Material Definitive Agreement

On March 31, 2006, Optical Cable Corporation (the “Company”) and Wachovia Bank, N.A. (the “Lender”) entered into a certain Amended and Restated Loan and Security Agreement (the “Amended Loan Agreement”). The Amended Loan Agreement amends and restates the Loan and Security Agreement (together with all subsequent amendments, modifications, restatements, addenda, and supplements thereto) and other Financing Agreements, dated April 18, 2002.

The Amended Loan Agreement continues to provide the Company with a credit facility with availability up to a maximum of $25 million. The credit facility is collateralized by all of the Company’s tangible and intangible assets. Borrowings under the credit facility are subject to certain coverage ratios, advance limits and qualifications that are applied to the Company’s accounts receivables, inventory and fixed assets. The Company’s ability to access the full amount of the credit facility depends on the Company’s borrowing base as determined from time to time.

The Amended Loan Agreement expires on April 17, 2008; however, the Company is engaged in active discussions, with both the Lender and other financial institutions, to replace the Company’s credit facility with a credit facility with terms the Company believes will be more favorable given the Company’s financial strength and more appropriate for the Company’s current financing needs. Upon completion of these negotiations, should the Company choose to enter into a separate agreement with either the Lender or another financial institution, the Amended Loan Agreement is cancelable upon 60 days advance notice without pre-termination penalties.

The credit facility bears interest at one-half of one percent (0.50%) per annum above the prime rate. The facility also provides a LIBOR based rate at the Company’s option.

A copy of the Amended Loan Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibit

The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit
10.1	Amended Loan and Security Agreement dated March 31, 2006 by and between the Company and Wachovia Bank, National Association (FILED HEREWITH)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ TRACY G. SMITH
Name:	Tracy G. Smith
Title:	Vice President and Chief Financial Officer

Dated: April 6, 2006

EXHIBIT INDEX

OPTICAL CABLE CORPORATION

Current report on Form 8-K

Exhibit No.	Description of Exhibit
10.1	Amended Loan and Security Agreement dated March 31, 2006 by and between the Company and Wachovia Bank, National Association (FILED HEREWITH)